UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2021
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Crexendo, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Nevada	001-32277	87-0591719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street, Tempe, AZ 85281
(Address of Principal Executive Offices) (Zip Code)

(602) 714-8500
(Registrant’s Telephone Number, Including Area Code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CXDO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 1.01 Entry Into A Material Definitive Agreement.

The Merger Agreement

On March 5, 2021, Crexendo, Inc. (“we,” “us,” “our” or the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Crexendo Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub I”), Crexendo Merger Sub, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), NetSapiens, Inc., a Delaware corporation (“NetSapiens”), and David Wang as the Stockholder Representative (as defined in the Merger Agreement).

Pursuant to the Merger Agreement, Merger Sub I will merge with and into NetSapiens, with NetSapiens continuing as the surviving entity (the “First Merger”), and, as a part of the same overall transaction, the surviving entity of the First Merger will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Second Merger,” and, together with the First Merger, the “Mergers”). Immediately following the consummation of the Second Merger, the name of Merger Sub II will be changed to “NetSapiens, LLC”.

The board of directors of the Company and NetSapiens have approved the Merger Agreement and the transactions contemplated thereby (the “Transactions”).

Consideration

Subject to the terms of the Merger Agreement, the total consideration for the Mergers, including repayment of debt and expenses, is approximately $50 million, consisting of (1) $10 million in cash, and (2) approximately $40 million in the form of approximately 6,462,036 shares of the Company’s common stock, par value $0.001 per share, and valued at $6.19 per share for the purpose of determining the aggregate number of shares payable to NetSapiens’ equityholders (the “Shares”). The merger consideration is subject to customary upward or downward adjustments for NetSapiens’s net working capital and closing cash. At the closing, a portion of NetSapiens’ outstanding in-the-money options will be cancelled and exchanged for the Company’s options to be issued under the Company’s equity incentive plan at an exchange ratio determined pursuant to the Merger Agreement. In addition, holders of outstanding common stock, in-the-money stock options and in-the-money warrants of the Company will receive a portion of the merger consideration as described above on a pro rata basis and/or in accordance with the Merger Agreement and any option or warrant cancellation agreements entered into by such equityholders.

Representations, Warranties and Covenants

The Merger Agreement contains mutual customary representations and warranties made by each of the Company, Merger Subs and NetSapiens. It also contains customary pre-closing covenants, including covenants for NetSapiens, among others, (i) to operate its businesses in the ordinary course consistent with past practice and to refrain from taking certain actions without the Company’s consent, (ii) not to solicit, initiate or knowingly take any action to facilitate or encourage, and, subject to certain exceptions, not to participate or engage in any discussions or negotiations, or cooperate in any way with respect to, any inquiries or the making of, any proposal of an alternative transaction, (iii) subject to certain exceptions, not to withdraw, qualify or modify the support of its board of directors for the Merger Agreement and the Transactions, as applicable, and (iv) to use its reasonable best efforts to obtain governmental and third party approvals. In addition, the Merger Agreement contains covenants that require each of the Company and NetSapiens to hold a stockholder vote on the Mergers and the other Transactions as soon as reasonably practicable after signing the Merger Agreement and, subject to certain exceptions, require each of the boards of directors of the Company and NetSapiens to recommend to its stockholders to approve the Transactions.

Conditions to the Mergers

The completion of the Mergers is subject to the satisfaction or waiver of certain conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of NetSapiens entitled to vote thereon (the “NetSapiens Stockholder Approval”); (ii) the approval of the issuance of the Shares and the other matters requiring stockholder approval for the consummation of the Transactions (collectively, the “Parent Proposals”) by the affirmative vote of the holders of a majority of all outstanding shares of the Company entitled to vote thereon (the “Company Stockholder Approval”); and (iii) the absence of governmental restraints or prohibitions preventing the consummation of the Mergers. The obligation of each of the Company and NetSapiens to consummate the Mergers is also conditioned on, among other things, the truth and correctness of the representations and warranties made by the other party as of the closing date (subject to certain “materiality” and “material adverse effect” qualifiers), the performance of the covenants required by the Merger Agreement in all material respects and there being no material adverse effect with respect to the Company or NetSapiens. In addition, the obligation of NetSapiens to consummate the Mergers is conditioned on it reasonably determining that the Transactions qualify as a tax-free reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended.

Certain Other Terms of the Merger Agreement

The Merger Agreement contains certain termination rights for each of the Company and NetSapiens, including in the event that (i) the Mergers are not consummated on or before 120 days after the signing date (the “End Date”), (ii) the NetSapiens Stockholder Approval or the Company Stockholder Approval is not obtained, or (iii) if any law or governmental order having the effect of preventing the consummation of the Transactions shall have become final and nonappealable, provided that this right to termination shall not be available to the party whose breach of representation, warranty or covenant resulted in the issuance of such law or governmental order. Either of the Company or NetSapiens may also terminate the Merger Agreement if the other party has materially breached any representation, warranty or covenant causing certain closing conditions to not be satisfied, subject to a 20-day cure period, provided, that, the terminating party is not in any material breach of its representation, warranty or covenant.

The Merger Agreement further provides that subject to certain limitations, if either the Company or NetSapiens fails to obtain its stockholder approval of the Transactions prior to the End Date, then it will need to pay the other party the out-of-pocket expenses incurred by the other party to effect the Mergers since entering into the non-binding letter of intent regarding the Mergers (the “Expenses”); provided, that, if NetSapiens fails to obtain its stockholder approval as a result of its board of directors changing its recommendation in favor of the Transactions or causing NetSapiens to enter into an alternative transaction with respect to a Superior Proposal (as defined in the Merger Agreement), NetSapiens will be required to pay the Expenses as well as grant a two-year license to the Company, as specified in the Merger Agreement.

The Agreement provides for mutual indemnification for breaches of representations and covenants, subject to certain deductible and cap limitations.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by the text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or NetSapiens. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision. The representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about the Company or NetSapiens.

The Voting and Support Agreements

Concurrent with the execution of the Merger Agreement, the Company and certain principal stockholders of NetSapiens entered into a voting and support agreement (the “Company Principal Stockholders Voting and Support Agreement”), pursuant to which such stockholders agreed to, among other things, (i) vote the shares of common stock of NetSapiens beneficially owned by them in favor of the adoption of the Merger Agreement and the Transactions, and (ii) against any action, proposals, transaction or agreement that would result in a breach of any representation, warrant, covenant, obligation or agreement of NetSapiens contained in the Merger Agreement, provided, that the agreement shall not limit the stockholders’ actions in their capacity as a director or officer of NetSapiens.

Concurrent with the execution of the Merger Agreement, NetSapiens and the majority stockholder of the Company also entered into a voting and support agreement (the “Parent Majority Stockholder Voting and Support Agreement”, collectively with the Company Principal Stockholders Voting and Support Agreement, the “Voting and Support Agreements”), pursuant to which the stockholder agreed to, among other things, (i) vote the shares of common stock of the Company beneficially owned by him in favor of the adoption of the Parent Proposals, and (ii) against any action, proposals, transaction or agreement that would result in a breach of any representation, warrant, covenant, obligation or agreement of the Company contained in the Merger Agreement, provided, that the agreement shall not limit the stockholder’s actions in his capacity as a director or officer of the Company.

Each Voting and Support Agreement will terminate upon the earlier to occur of, (x) the mutual written consent of the parties therein, (y) the closing of the Mergers, and (z) the date of termination of the Merger Agreement.

The foregoing description of the Voting and Support Agreements is not complete and is qualified in its entirety by the text of the Voting and Support Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The Shares of the Company to be issued in connection with the Merger Agreement and the Transactions contemplated thereby, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On March 8, 2021, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1.

The foregoing is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act.

Additional Information

The Company intends to file a proxy statement (“Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with its annual meeting of stockholders to approve, among other things, the Parent Proposals as of a record date to be established (the “Meeting”). The Company will mail the Proxy Statement and other relevant documents to its stockholders. Investors and security holders of the Company are advised to read, when available, the Proxy Statement because the Proxy Statement will contain important information about the proposed Mergers and the related transactions and the parties to such transactions. Stockholders of the Company will also be able to obtain copies of the Proxy Statement, without charge, once available, at the SEC website at www.sec.gov or by directing a request to: Crexendo, Inc., 1615 S. 52nd Street, Tempe, AZ 85281.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Mergers and the related transactions. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transactions of the Company’s directors and officers, including a description of their direct interests, by security holdings or otherwise, in the Company’s filings with the SEC, including the Company’s prospectus filed with the SEC on September 24, 2020, and such information will also be in the Proxy Statement to be filed with the SEC by the Company in connection with the Meeting to be held to approve the Parent Proposals.

Forward Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the conditions to the completion of the Mergers, including the required approval by the Company’s stockholders or NetSapiens’ stockholders, may not be satisfied on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the Mergers; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Mergers or the Merger Agreement; and the amount of the costs, fees, expenses and other charges related to the Mergers. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*
Agreement and Plan of Merger and Reorganization, dated March 5, 2021, by and among Crexendo, Inc., Crexendo Merger Sub, Inc., Crexendo Merger Sub, LLC, NetSapiens, Inc. and David Wang as stockholder representative.

10.1+	Voting and Support Agreement, dated March 5, 2021, by and among Crexendo, Inc., Anand Buch, David T.K. Wang and James Murphy.
10.2	Voting and Support Agreement, dated March 5, 2021, by and between NetSapiens, Inc. and Steven G. Mihaylo.
99.1	Press Release, dated March 8, 2021.

*  The schedules and exhibits to this agreement have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.
+ Portions of this exhibit have been omitted in accordance with Item 601 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crexendo, Inc.

By:	/s/ Ronald Vincent
Ronald Vincent
Chief Financial Officer
Dated: March 8, 2021